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                                                                   Exhibit e(3)

                                                     September 17, 2002

Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York 10013

         RE: DISTRIBUTION AGREEMENT DATED AS OF SEPTEMBER 5, 2000

Ladies and Gentlemen:

         We refer to that certain Distribution Agreement dated as of September 5, 2000 (the "Agreement"), among Salomon Smith Barney Inc. and the trusts named below. Please sign below to confirm your agreement that Exhibit A to the Agreement is hereby replaced in its entirety with the attached Exhibit A, and that the Agreement as so amended remains in full force and effect.

                                          CITIFUNDS TRUST I
                                          SMITH BARNEY TRUST II (f/k/a CitiFunds
                                            Trust II)
                                          CITIFUNDS TRUST III
                                          CITIFUNDS TAX FREE RESERVES
                                          CITIFUNDS FIXED INCOME TRUST
                                          CITIFUNDS MULTI-STATE TAX FREE TRUST
                                          SALOMON FUNDS TRUST (f/k/a CitiFunds
                                            Tax Free Income Trust)
                                          CITIFUNDS INTERNATIONAL TRUST
                                          CITIFUNDS PREMIUM TRUST
                                          CITIFUNDS INSTITUTIONAL TRUST
                                          VARIABLE ANNUITY PORTFOLIOS

                                          each on behalf of its series listed on
                                          Exhibit A attached hereto

                                       By: /s/ R. J. Gerken
                                           ------------------------------------

                                       Title: President
                                              ---------------------------------

Agreed:

SALOMON SMITH BARNEY INC.

By: /s/ Lewis E. Daidone
    ---------------------------------

Title: Managing Director
       ------------------------------
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                                                                                                                       EXHIBIT A

TRUST AND FUND                                                         CLASSES OF SHARES                      EFFECTIVE DATE
--------------                                                         -----------------                      --------------

--------------------------------------------------------------------------------------------------------------------------------
SMITH BARNEY TRUST II
(FORMERLY CITIFUNDS TRUST II)
--------------------------------------------------------------------------------------------------------------------------------
Smith Barney Diversified Large Cap Growth Fund                         Class A*                               September 11, 2000
                                                                       Class B*                               September 11, 2000
                                                                       Class L*                               September 11, 2000
                                                                       Class Y                                September 11, 2000
--------------------------------------------------------------------------------------------------------------------------------
Smith Barney Small Cap Growth Opportunities Fund                       Class A*                               September 11, 2000
                                                                       Class B*                               September 11, 2000
                                                                       Class L*                               September 11, 2000
                                                                       Class Y                                September 11, 2000
--------------------------------------------------------------------------------------------------------------------------------
Smith Barney International Large Cap Fund                              Class A*                               April 30, 2002
                                                                       Class B*                               April 30, 2002
                                                                       Class L*                               April 30, 2002
                                                                       Class Y                                April 30, 2002
--------------------------------------------------------------------------------------------------------------------------------
Smith Barney Capital Preservation Fund                                 Class A*                               March 29, 2002
                                                                       Class B*                               March 29, 2002
                                                                       Class L*                               March 29, 2002
--------------------------------------------------------------------------------------------------------------------------------
Smith Barney Capital Preservation Fund                                 Class A*                               September 17, 2002
II                                                                     Class B*                               September 17, 2002
                                                                       Class L*                               September 17, 2002
--------------------------------------------------------------------------------------------------------------------------------
CITIFUNDS TRUST III
--------------------------------------------------------------------------------------------------------------------------------
Citi Cash Reserves                                                     Class A shares*                        January 1, 2001
                                                                       Class N shares*                        January 1, 2001
--------------------------------------------------------------------------------------------------------------------------------
Citi U.S. Treasury Reserves                                            Class N shares*                        January 1, 2001
--------------------------------------------------------------------------------------------------------------------------------
Citi California Tax Free Reserves                                      Class N shares*                        December 7, 2001
--------------------------------------------------------------------------------------------------------------------------------
Citi Connecticut Tax Free Reserves                                     Class N shares*                        December 7, 2001
                                                                       Smith Barney Connecticut Money
                                                                       Market Portfolio - Class A shares*     December 7, 2001
                                                                       Smith Barney Connecticut Money
                                                                       Market Portfolio - Class Y shares      December 7, 2001
--------------------------------------------------------------------------------------------------------------------------------
Citi New York Tax Free Reserves                                        Class N shares*                        December 7, 2001
--------------------------------------------------------------------------------------------------------------------------------
Citi Tax Free Reserves                                                 Class N shares*                        December 7, 2001
--------------------------------------------------------------------------------------------------------------------------------
SALOMON FUNDS TRUST
(FORMERLY CITIFUNDS TAX FREE INCOME TRUST)
--------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mid Cap Fund                                          Class A*                               June 19, 2001
                                                                       Class B*
                                                                       Class O
                                                                       Class 2*
--------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers National Tax Free Income Fund                         Class A*                               September 5, 2000
                                                                       Class B*
                                                                       Class O
                                                                       Class 2*
--------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers California Tax Free Income Fund                       Class A*                               September 5, 2000
                                                                       Class B*
                                                                       Class O
                                                                       Class 2*
--------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers New York Tax Free Income Fund                         Class A*                               September 5, 2000
                                                                       Class B*
                                                                       Class O
                                                                       Class 2*
--------------------------------------------------------------------------------------------------------------------------------
CITIFUNDS PREMIUM TRUST
--------------------------------------------------------------------------------------------------------------------------------
Citi Premium Liquid Reserves*                                          N/A                                    January 1, 2001
--------------------------------------------------------------------------------------------------------------------------------
Citi Premium U.S. Treasury Reserves*                                   N/A                                    January 1, 2001
--------------------------------------------------------------------------------------------------------------------------------
CITIFUNDS INSTITUTIONAL TRUST
--------------------------------------------------------------------------------------------------------------------------------
Citi Institutional Liquid Reserves                                     Class A*                               January 1, 2001
                                                                       Class C*                               January 1, 2001
                                                                       Class D*                               January 1, 2001
                                                                       SVB Liquid Reserves shares*            January 1, 2001
--------------------------------------------------------------------------------------------------------------------------------
                                                                       SVB Institutional Liquid Reserves      April 27, 2001
                                                                       shares*
--------------------------------------------------------------------------------------------------------------------------------
Citi Institutional U.S. Treasury Reserves                              N/A*                                   January 1, 2001
--------------------------------------------------------------------------------------------------------------------------------
Citi Institutional Tax Free Reserves                                   N/A*                                   January 1, 2001
--------------------------------------------------------------------------------------------------------------------------------
Citi Institutional Cash Reserves                                       Class I*                               January 1, 2001
                                                                       Class L*                               January 1, 2001
                                                                       Class O*                               January 1, 2001
                                                                       Class S*                               January 1, 2001
--------------------------------------------------------------------------------------------------------------------------------
                                                                       SVB Late Day Liquid Reserves shares*   April 27, 2001
--------------------------------------------------------------------------------------------------------------------------------
Citi Institutional Enhanced Income Fund                                Class I*                               August 17, 2002
                                                                       Class O*                               August 17, 2002
                                                                       Class Y*                               August 17, 2002
--------------------------------------------------------------------------------------------------------------------------------
VARIABLE ANNUITY PORTFOLIOS
--------------------------------------------------------------------------------------------------------------------------------
Smith Barney Small Cap Growth Opportunities Portfolio                                                         September 5, 2000
--------------------------------------------------------------------------------------------------------------------------------

* Denotes Distribution and/or Service Plan under Rule 12b-1 under the Investment Company Act of 1940, as amended.
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